UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      September 29, 2017

Regional Health Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
454 Satellite Boulevard, NW Suite 100 Suwanee, Georgia 30024
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE:

As further described below, AdCare Health Systems, Inc., a Georgia corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, Regional Health Properties, Inc., a Georgia corporation (the “Company”), on September 29, 2017, pursuant to an Agreement and Plan of Merger, dated July 7, 2017 (the “Merger Agreement”), with the Company continuing as the surviving corporation (the “Merger”).  At 5:00 p.m., Eastern Time, on September 29, 2017, the effective time of the Merger (the “Effective Time”), the Company succeeded to the assets, continued the business and assumed the obligations of the Predecessor Registrant immediately prior to the Merger.

At the Effective Time, pursuant to the Merger Agreement, (a) each outstanding share of common stock, no par value per share (“Predecessor Common Stock”), of the Predecessor Registrant automatically converted into one share of common stock, no par value per share (“Common Stock”), of the Company, and (b) each outstanding share of 10.875% Series A Cumulative Redeemable Preferred Shares, no par value per share (“Predecessor Series A Preferred Stock”), of the Predecessor Registrant automatically converted into one share of 10.875% Series A Cumulative Redeemable Preferred Shares, no par value per share (“Series A Preferred Stock”), of the Company.

The issuance of the Common Stock and Series A Preferred Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-216041), which was declared effective by the Securities and Exchange Commission (“SEC”) on August 1, 2017.  The shares of Common Stock and Series A Preferred Stock now trade on the NYSE American LLC (the “NYSE American”) under the symbols “RHE” and “RHEpA”, respectively. The form of stock certificate for the Common Stock is set forth in Exhibit 4.2 hereto.  The Common Stock is subject to certain ownership and transfer restrictions as described below.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time.  Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock and Series A Preferred Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company continuing as the surviving corporation.  The Merger was consummated by the filing of a certificate of merger, effective as of 5:00 p.m., Eastern Time, on September 29, 2017 (the “Certificate of Merger”), with the Secretary of State of the State of Georgia.  A copy of the Certificate of Merger is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Predecessor Registrant with the SEC on July 11, 2017, and is incorporated herein by reference.  The information included under

Items 3.03 and 5.03 of this Current Report on Form 8-K is also incorporated into this Item 2.01 by reference.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant, and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties.  For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.01 - NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As further described in Item 3.03 of this Current Report on Form 8-K, as of the Effective Time, pursuant to the Merger Agreement, (a) each outstanding share of Predecessor Common Stock automatically converted into an equal number of shares of Common Stock, and (b) each outstanding share of Predecessor Series A Preferred Stock automatically converted into an equal number of shares of Series A Preferred Stock. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock and Series A Preferred Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act. The shares of Common Stock and Series A Preferred Stock now trade on the NYSE American under the symbols “RHE” and “RHEpA”, respectively, effective October 2, 2017.

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As previously disclosed, the Merger Agreement was adopted by the holders of Predecessor Common Stock at a special meeting of the shareholders of the Predecessor Registrant held on September 20, 2017.

As of the Effective Time, pursuant to the Merger Agreement, (a) each outstanding share of Predecessor Common Stock automatically converted into one share of Common Stock, and (b) each outstanding share of Predecessor Series A Preferred Stock automatically converted into one share of Series A Preferred Stock.  The issuance of the Common Stock and Series A Preferred Stock was registered under the Securities Act pursuant to the Company’s registration statement on Form S-4 (File No. 333-216041), which was declared effective by the SEC on August 1, 2017. The shares of Common Stock and Series A Preferred Stock now trade on the NYSE American under the symbols “RHE” and “RHEpA”, respectively.  The form of stock certificate for the Common Stock is set forth in Exhibit 4.2 hereto.  The Common Stock is subject to certain ownership and transfer restrictions as described below.

As a result of the Merger, as of the Effective Time, the rights of the holders of the Common Stock and Series A Preferred Stock are governed by the Company’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) and the Company’s Amended and Restated Bylaws

(the “Amended and Restated Bylaws”).  The Amended and Restated Articles contain ownership and transfer restrictions with respect to the Common Stock. These ownership and transfer restrictions are intended to position the Company to regain compliance with certain NYSE American continued listing standards regarding stockholders’ equity by permitting the Company to classify the Series A Preferred Stock as permanent equity on its balance sheet. In addition, the ownership and transfer restrictions will better position the Company to comply with certain U.S. federal income tax rules applicable to real estate investment trusts (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”) to the extent such rules relate to the Common Stock (if the Company’s board of directors determines for any future taxable year that qualifying for and electing REIT status under the Code would be in the best interests of the Company and its shareholders in light of various factors, including the structural and operational complexities which would need to be addressed before the Company could qualify as a REIT). The ownership and transfer restrictions contained in the Amended and Restated Articles include, among other things, a provision that generally prohibits any person (as defined in the Amended and Restated Articles) from beneficially or constructively owning, or being deemed to beneficially or constructively own by virtue of the attribution provisions of the Code, more than 9.9%, by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock.  The ownership and transfer restrictions contained in the Amended and Restated Articles are subject to waiver or modification by the board of directors of the Company.

The description of the Common Stock and Series A Preferred Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description of the Common Stock and Series A Preferred Stock contained in the “Description of Regional Health Properties, Inc. Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference.  In addition, the foregoing description of the Common Stock and Series A Preferred Stock is qualified in its entirety by reference to the Amended and Restated Articles and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under Item 2.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Directors and Officers

The board of directors and executive officers of the Predecessor Registrant immediately prior to the Merger became the board of directors and executive officers, respectively, of the Company immediately following the Merger, and each director and executive officer has continued his or her directorship or employment, as the case may be, with the Company under the same terms and position or positions as his or her directorship or employment with the Predecessor Registrant immediately prior to the Effective Time.  The Company’s directors will be subject to re-election in accordance with the Amended and Restated Articles.  In addition, the committees of the board of directors of the Company (the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee) are the same committees of the board of directors of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Employee Stock Plans and Awards

As a result of the Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive plans and related award agreements with respect to awards outstanding under such plans, including the AdCare Health Systems, Inc. 2011 Stock Incentive Plan, the 2005 Stock Option Plan of AdCare Health Systems, Inc. and the 2004 Stock Option Plan of AdCare Health Systems, Inc. (together, the “Plans”).  As of the Effective Time, all equity-based awards with respect to shares of Predecessor Common Stock granted pursuant to the Plans and such agreements were converted into corresponding equity-based awards with respect to the same number of shares of Common Stock, in each case, in accordance with the terms of such Plans and related award agreements and subject to the same terms and conditions applicable to such awards prior to the Merger.

The Predecessor Registrant maintained a number of compensation and benefit plans, arrangements and policies for its directors, officers and employees.  None of these plans, arrangements or policies were affected by the Merger and the Company assumed any and all of the Predecessor Registrant’s obligations under each such plan, arrangement and policy by operation of law in the Merger.  The Predecessor Registrant’s employment agreement with Allan J. Rimland and severance agreement with E. Clinton Cain were assumed by the Company pursuant to the Merger and shall continue in full force and effect in accordance with their respective terms.  None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, award agreements, compensation and benefit plans, arrangements and policies and severance agreements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, Definitive Proxy Statement filed August 2, 2017 and Current Reports on Form 8-K filed prior to the date hereof.

ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Amended and Restated Articles and the Amended and Restated Bylaws (which where the articles of incorporation and bylaws of Regional Health Properties, Inc., respectively, in effect immediately prior to the Effective Time), are the articles of incorporation and bylaws, respectively, of the Company as the surviving corporation in the Merger, until subsequently amended in accordance with the terms thereof and applicable law. The Amended and Restated Articles are substantially equivalent to the Predecessor Registrant’s articles of incorporation, as amended, except that the Amended and Restated Articles include ownership and transfer restrictions with respect to the Common Stock, as further described in Item 3.03 of this Current Report on Form 8-K. The Amended and Restated Bylaws are substantially equivalent to the Predecessor Registrant’s bylaws, as amended.  The description contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Articles and Amended and Restated Bylaws, each of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under Items 2.01 and 3.03 of this Current Report on Form 8-K is also incorporated into this Item 5.03 by reference.

ITEM 8.01 - OTHER EVENTS

On October 2, 2017, the Company issued a press release, announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Attached to this Current Report on Form 8-K as Exhibit 99.2 is the pro forma condensed consolidated balance sheets of the Company and its subsidiaries as of June 30, 2017, giving effect to the Merger as if it had occurred on such date.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.    Description

2.1
Agreement and Plan of Merger, dated July 7, 2017, by and between AdCare Health Systems, Inc. and Regional Health Properties, Inc. (filed as Exhibit 2.1 to AdCare Health Systems, Inc.’s Current Report on Form 8-K filed July 11, 2017 and incorporated herein by reference)

3.1	Amended and Restated Articles of Incorporation of Regional Health Properties, Inc., effective September 21, 2017

3.2	Certificate of Merger, effective September 29, 2017

3.3	Amended and Restated Bylaws of Regional Health Properties, Inc., effective September 21, 2017

4.1	Description of Regional Health Properties, Inc. Capital Stock

4.2	Form of Common Stock Certificate

99.1	Press Release, dated October 2, 2017

99.2	Pro Forma Condensed Consolidated Balance Sheets of Regional Health Properties, Inc. and Subsidiaries as of June 30, 2017, giving effect to the Merger as if it had occurred on such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2017	REGIONAL HEALTH PROPERTIES, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President, Chief Executive Officer and Chief Financial Officer